ARC Group Worldwide, Inc.10-Q
EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of ARC Group Worldwide, Inc. (the “Company”) for the quarter ended September 29, 2013, each of the undersigned, Jason T. Young, the Principal Executive Officer and Drew M. Kelley, Principal Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2013	/s/ Jason T. Young
Name: Jason T. Young
Title: Principal Executive Officer

Dated: November 13, 2013	/s/ Drew M. Kelley
Name: Drew M. Kelley
Title: Principal Financial Officer and
Chief Accounting Officer